Exhibit 99.1

Hilltop Holdings Inc. Earnings Presentation Q3 2020 October 2020

Preface 2 Additional Information Corporate Headquarters 6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com FORWARD-LOOKING STATEMENTS This presentation and statements made by representatives of Hilltop Holdings Inc. (“Hilltop” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our efforts to make strategic acquisitions, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus (“COVID-19”) global pandemic, information technology expenses, capital levels, mortgage servicing rights (“MSR”) assets, stock repurchases, funding sources for our tender offer, dividend payments, use of proceeds from offerings, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, including as a result of the “current expected credit losses” (CECL) model, future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, cost savings expected from initiatives implemented and planned, including core system upgrades and cost reduction efforts, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building”, “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance”, “intends,” “may,” “might,” “outlook”, “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (ii) the COVID-19 pandemic and the response of governmental authorities to the pandemic, which have caused and are causing significant harm to the global economy and our business; (iii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses as a result of the implementation of CECL; (iv) the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (v) changes in the interest rate environment and transitions away from LIBOR; (vi) risks associated with concentration in real estate related loans; (vii) effectiveness of our data security controls in the face of cyber attacks; (viii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (ix) cost and availability of capital; (x) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (xi) changes in key management; (xii) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xiii) legal and regulatory proceedings; (xiv) risks associated with merger and acquisition integration; and (xv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. OUR BOARD OF DIRECTORS HAS APPROVED THE TENDER OFFER. HOWEVER, NONE OF THE COMPANY, OUR BOARD OF DIRECTORS, THE DEALER MANAGER, THE INFORMATION AGENT, THE DEPOSITARY OR ANY OF OUR OR THEIR RESPECTIVE AFFILIATES MAKES ANY RECOMMENDATION TO YOU AS TO WHETHER YOU SHOULD TENDER OR REFRAIN FROM TENDERING YOUR SHARES OR AT WHAT PRICE OR PRICES YOU SHOULD TENDER YOUR SHARES. YOU MUST MAKE YOUR OWN DECISION AS TO WHETHER TO TENDER YOUR SHARES AND, IF SO, HOW MANY SHARES TO TENDER AND THE PRICE OR PRICES AT WHICH YOU CHOOSE TO TENDER SUCH SHARES. IN SO DOING, YOU SHOULD READ CAREFULLY ALL OF THE INFORMATION IN THE OFFER TO PURCHASE AND IN THE OTHER TENDER OFFER MATERIALS, INCLUDING OUR REASONS FOR MAKING THE TENDER OFFER. YOU ARE URGED TO DISCUSS YOUR DECISIONS WITH YOUR TAX ADVISOR, FINANCIALADVISOR AND/OR BROKER. NONE OF THE COMPANY’S DIRECTORS OR EXECUTIVE OFFICERS WILL TENDER ANY OF THEIR SHARES IN THE TENDER OFFER. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

3 Notes: (1) HTH Consolidated defined as continuing and discontinued operations. (2) For a reconciliation of tangible book value per share to book value per share see management’s explanation of Non-GAAP Financial Measures in Appendix. (3) Based on the period Tier 1 capital divided by total average assets during the quarter, excluding goodwill and intangible assets.

4 Business Results – Note: The sum of the period amounts may not equal the total amounts due to rounding. * - Includes post closing adjustment gain within discontinued operations of $0.7 million from sale of Insurance Segment. Q3 2020

5 COVID 19 – Deferred Loan Portfolio Update

6 Hilltop Holdings – Financial Summary Notes: (1) Pre-provision net revenue, or PPNR, is a non-GAAP financial measure and is calculated as the sum of net interest income and noninterest income less noninterest expense. Management believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses. (2) Primarily includes purchase accounting items such as accretion of discount on loans and accretion (amortization) of discount (premium) on acquired securities. (3) Based on the end of period Tier 1 capital divided by total average assets during the quarter, excluding goodwill and intangible assets.

7 Hilltop Holdings – Net Interest Income & Margin

8 Hilltop Holdings – Noninterest Income Note: (1) Fee Income Ratio is calculated as noninterest income divided by the sum of net interest income and noninterest income.

9 Hilltop Holdings – Noninterest Expenses Note: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income.

10 Notes: The sum of the period amounts may not equal the total amounts due to rounding. (1) Annualized HFI Gross Loan Yield contains purchased loan portfolio. Hilltop Holdings – Loans

11 Hilltop Holdings – Bank Asset Quality Note: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans).

12 Notes: Noninterest-bearing deposits excludes broker-dealer sweep deposits. The sum of the period amounts may not equal the total amounts due to rounding. Hilltop Holdings – Deposits

13 PlainsCapital Bank – Highlights Note: (1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Q3 2020

14 PrimeLending – Highlights Note: (1) Gain on Sale calculated as net gains from sale of loans divided by sales volume. Q 3 20 20

15 HilltopSecurities – Highlights Note: The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10Q due to grouping of certain business lines into ‘Other’ (1) Bond Buyer website: Primary Market Statistics - September 2020 Q 3 20 20

16 Hilltop Holdings – 2020 Commentary Continuing Operations Commentary Loan Growth (Full year average HFI loan growth) • PPP loan originations expected to provide majority of loan growth • Retention of single family mortgage loans to begin in Q4 2020 Deposit Growth (Full year average deposit growth) • Customer deposit inflows expected to continue at slower pace than Q3 • Brokered deposits expected to decline by $300 – 500 million by year-end (market dependent) Net Interest Income • Continued pressure on net interest income as loan and securities yields continue to decline and loans HFS moderate later in 2020 • Purchase accounting accretion expected to decline by 25 - 35% versus 2019 levels • C&I and CRE loan demand expected to remain soft into 2021 Noninterest Income • Mortgage volumes expected to remain above historical levels into Q1 2021 • Expecting to retain up to 50 - 75% of MSR assets during Q4 Noninterest Expense • Variable expenses will follow revenue contribution from fee businesses Provision Expense • Macroeconomic outlook and credit portfolio performance dependent Effective Tax Rate (GAAP) • 22 – 24% full year basis

Appendix 17

18 Non-GAAP to GAAP Reconciliation and Management’s Explanation of Non-GAAP Financial Measures Tangible Common Equity is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders’ equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity. Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop’s tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity.